UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 18, 2011 (May 13, 2011)

Cell Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 206-282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On May 13, 2011, Cell Therapeutics, Inc. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Secretary of State of the State of Washington to implement the Company’s 1-for-6 reverse stock split announced on May 6, 2011 (the “Reverse Stock Split”). The Reverse Stock Split was effective on May 15, 2011 (the “Effective Date”).

As a result of the Amended Articles, the Company’s total number of authorized shares was decreased from 1,210,000,000 shares to 201,666,666 shares; the Company’s total number of authorized shares of common stock, no par value per share (the “Common Stock”), was decreased from 1,200,000,000 shares of Common Stock to 200,000,000 shares of Common Stock; and the Company’s total number of authorized shares of preferred stock, no par value per share (the “Preferred Stock”), was decreased from 10,000,000 shares of Preferred Stock to 1,666,666 shares of Preferred Stock.

As a result of the Reverse Stock Split, every six shares of Common Stock that were held as of the Effective Date (the “Old Shares”) were converted into one share of Common Stock (the “New Shares”). No fractional shares of Common Stock were issued as a result of the Reverse Stock Split. Each holder of Common Stock who, as a result of the Reverse Stock Split, would otherwise have been entitled to a fraction of a share of Common Stock will be paid cash equal to such fraction times the closing price of the Common Stock as reported on The NASDAQ Capital Market on the trading day immediately preceding the Effective Date. Shortly after the Effective Date, shareholders will receive instructions regarding the method of exchanging the old stock certificates for New Shares from the Company’s transfer agent. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

The Common Stock is quoted on The NASDAQ Capital Market under the symbol “CTICD” and on the MTA in Italy under the symbol “CTIC.” On June 14, 2011, the symbol for the Common Stock quoted on The NASDAQ Capital Market will revert to “CTIC.”

Pursuant to the Shareholder Rights Agreement dated as of December 28, 2009, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), in connection with Reverse Stock Split, the Board of Directors of the Company (the “Board of Directors”) determined that certain adjustments to the terms of the preferred stock purchase rights (the “Rights”) issued pursuant to the Rights Agreement were appropriate. The Board of Directors therefore approved the following adjustments to the terms of the Rights: (i) the number of ten-thousandths of a share of Preferred Stock of the Company purchasable upon the exercise of each Right was increased from one ten-thousandth (1/10,000th) to six ten-thousandths (6/10,000th) of a share of Preferred Stock; (ii) the Exercise Price of each Right was increased from $6.00 to $36.00; (iii) the Redemption Price of each Right was increased from $0.0001 to $0.0006; and (iv) each share of common stock outstanding has had issued to it one (1) Right. Capitalized terms used and not defined herein have the meanings given to them in the Rights Agreement. The description of Rights is set forth under the caption entitled “Description of Registrant’s Securities to be Registered” in the Company’s Registration Statement on Form 8-A/A (File No. 001-12465) filed with the Securities and Exchange Commission on May 17, 2011, and which description is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2011, the Company filed the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Articles of Amendment, which were effective as of May 15, 2011, established the Reverse Stock Split. The descriptions of the Articles of Amendment and Reverse Stock Split contained in Item 3.03 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 18, 2011, the Company issued a press release in Italy regarding the Articles of Amendment and Reverse Stock Split. A copy of the English translation of the Company’s press release, dated May 18, 2011, entitled “Cell Therapeutics, Inc. Amends its Amended and Restated Articles of Incorporation to Implement the Reverse Stock Split” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

3.2	Certificate of Designation, Preferences and Rights of Series of Preferred Stock of Cell Therapeutics, Inc. classifying and designating the Series ZZ Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on December 28, 2009).

4.1	Shareholder Rights Agreement, dated as of December 28, 2009, between Cell Therapeutics, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on December 28, 2009).

99.1	English Translation of Press Release, dated May 18, 2011, entitled “Cell Therapeutics, Inc. Amends its Amended and Restated Articles of Incorporation to Implement the Reverse Stock Split.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: May 18, 2011	By:	/s/ James A. Bianco, M.D.
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

3.2	Certificate of Designation, Preferences and Rights of Series of Preferred Stock of Cell Therapeutics, Inc. classifying and designating the Series ZZ Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on December 28, 2009).

4.1	Shareholder Rights Agreement, dated as of December 28, 2009, between Cell Therapeutics, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on December 28, 2009).

99.1	English Translation of Press Release, dated May 18, 2011, entitled “Cell Therapeutics, Inc. Amends its Amended and Restated Articles of Incorporation to Implement the Reverse Stock Split.”